FORM N-CSR

   CERTIFIED SHAREHOLDERS REPORT OF REGISTERED MANAGEMENT INESTMENT COMPANIES

Investment Company Act file number                   811-2287

Exact name of registrant as specified in charter     Valley Forge Fund, Inc.

Address of principal executive offices               1375 Anthony Wayne Dr
                                                     Wayne PA  19087

Name and address of agent for service                Bernard B. Klawans
                                                     1375 Anthony Wayne Dr
                                                     Wayne PA  19087

Registrants telephone number, including area code    610-688-6839

Date of fiscal year end:                             12/31/02

Date of reporting period:                            12/31/01 to 12/31/02














































Item 1. Report to Shareholders.
                                                         Valley Forge Fund
                                                         1375 Anthony Wayne Dr.
                                                         Wayne PA 19087
                                                         December 31 2002

Dear Shareholder:

Your Fund started 2002 at $7.98 per share. Results show that our net asset value per share declined to $7.35 ($7.18 plus the $0.17 dividend) that represents a decline in value of about 7.89% this yeara as compared to the Dow Jones Industrial Average that has declined 16.76%. Other indicies that track other markets (such as NASDAQ 37.58% and S&P 23.88%) were off significantly more.

We believe that stocks are reasonably valued and have been adding to our security holdings such stocks as General Motors, General Electric and Eastman Kodak. We expect your Fund to perform well in the new year.

Financial figures for the year ended December 31, 2002 are attached.


Respectfully submitted,



Bernard B. Klawans
President






































                             VALLEY FORGE FUND, INC.
                 PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2002

COMMON STOCKS                 72.2%                  Shares           Fair Value

 Conglomerates                 5.1%
  AOL Time Warner *                                  10,000          $   131,000
  General Electric Corp.                             10,000              243,500
                                                                     ___________
                                                                         374,500
 Manufacturing                20.2%
  Abitibi Consolidated                               50,000              385,500
  Cisco Systems *                                    10,000              130,800
  Eastman Kodak                                      10,000              350,400
  EMC Corporation *                                  15,000               92,100
  General Motors                                     14,000              516,040
                                                                     ___________
                                                                       1,474,840
 Metals                       10.0%
  Barrick Gold Corp (Canadian)                       20,000              308,200
  Coeur D'Alene Mines *                              13,000               24,960
  Imco Recycleing Inc. *                             30,000              243,900
  Kinross Gold Corporation *                         60,000              147,000
                                                                     ___________
                                                                       $ 724,060
 Miscellaneous                22.0%
  Alexander & Baldwin Inc.                           10,000              256,800
  Arrow Electronics *                                10,000              127,900
  Diamond Trust Unit Ser 1                           10,000              835,000
  Duke Energy                                         8,400              164,136
  Hercules Incorporated *                            25,000              222,500
                                                                     ___________
                                                                       1,606,336
 Retailers                    13.2%
  Home Depot Incorporated                            10,000              240,200
  McDonalds Corp                                     10,000              160,800
  Pep Boys                                           20,000              232,000
  Supervalu Inc.                                     20,000              330,200
                                                                     ___________
                                                                         963,200
 Telecommunications            1.7%
  ADC Telecommunications *                           10,000               20,600
  AT&T Corp.                                          1,600               41,776
  Comcast Corp                                        2,588               60,818
                                                                     ___________
                                                                         123,194
                                                                     ___________
    TOTAL COMMON STOCKS               (COST $7,471,794)               $5,266,130
                                                                     ___________

SHORT TERM INVESTMENTS        27.8%
  Commerce Bank Money Market                      2,023,897            2,023,897
    redemable upon request                                             _________
    TOTAL SHORT-TERM INVESTMENTS      (COST $2,023,897)               $2,023,897
                                                                     ___________
    TOTAL INVESTMENTS                 (Cost $9,495,691)               $7,290,027
                                                                     ===========

    * Non-income producing during the year

  The accompanying footnotes are an integral part of these financial statements

                            VALLEY FORGE FUND, INC.
               STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 2002

ASSETS: Investments in securities, at fair value (cost $9,495,691)   $7,290,027
  Cash and cash equivalents                                              18,911
  Dividends and interest receivable                                       6,425
  Receivable for investments sold                                        30,234
                                                                     __________
           Total Assets                                               7,345,597
                                                                     __________

LIABILITIES: Due to Manager (Note 2)                                      6,600
  Accrued expenses                                                        5,000
                                                                     __________
          Total Liabilities                                              11,600

NET ASSETS:                                                          $7,333,997
                                                                     ==========

COMPOSITION OF NET ASSETS: Common stock                              $    1,022
  Paid in capital                                                     9,702,535
  Net unrealized depreciation of securities                          (2,205,664)
  Accumulated net realized loss on investments                         (163,896)
                                                                     __________
NET ASSETS: (equivalent to $7,18 per share based on 1,022,093
            shares outstading) (Note 4)                              $7,333,997
                                                                     ==========

           STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME: Interest                                          $  159,973
  Dividends (net of foreign taxes of $2,520)                            107,587
                                                                     __________
    Total income                                                        267,560


EXPENSES: Investment advisory fee (Note 2)                               75,170
  Professional fees                                                       5,798
  Printing and mailing expenses                                           2,749
  Non-interested directors' fees and expenses                             2,584
  Registration fees                                                       3,806
  Insurance expense                                                       1,308
  Taxes                                                                     525
  Other expenses                                                          3,522
                                                                     __________
    Total expenses                                                       95,462

NET INVESTMENT INCOME:                                                  172,098
                                                                     __________
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
  Net realized loss on investment securities                           (163,896)
  Net decrease in unrealized appreciation on investment securities     (644,071)
                                                                     __________

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:                     (807,967)
                                                                     __________
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:               $(  635,869)

                                                                     ==========

  The accompanying footnotes are an integral part of these financial statements

                               VALLEY FORGE FUND, INC.
    STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED DECEMBER 31, 2,002 & 2001

                                                           2002           2001
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Investment income - net                              $  172,098     $  258,893
 Net realized gain (los) from investment transactions   (163,896)         7,104
 Unrealized appreciation (depreciation) of investments  (644,071)       867,640
                                                      __________     __________
  Net inc.(decrease) in net assets from operations    (  635,869)     1,133,637

 Distributions to shareholders                          (172,157)      (277,556)
 Share transactions (Note 4)                             959,823         91,890
                                                      __________     __________
   Total increase in net assets                          152,597        947,971

NET ASSETS: Beginning of year
                                                       7,182,200      6,234,229
                                                      __________     __________
  End of year                                         $7,333,997     $7,182,200
                                                      ==========     ==========


                            THE VALLEY FORGE FUND, INC.
                NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2002

  1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - Organization: The Valley Forge Fund, Inc. (the "Fund"), is a non-diversified open-end management invest-ment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide appreciation through investment in common stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund.

 Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the super-vision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short-term investments with maturities of 60 days or less are valued at amortize which approximates market value.
 Securities Transactions and Investment Income: Security transactions are re-corded on the dates the transactions are entered into (the trade dates). Re-alized gains and losses on security transactions are determined on the identi-fied cost basis. Dividend income is recorded on the ex-dividend date. Inter-est income is determined on the accrual basis. Discount on fixed income secur-ities is amortized. Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on in-vestments.

 Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in re-classifications to paid in capital and may affect the per-share allocation be-tween net investment income and realized and unrealized gain/loss. Undistribu-ted net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

 Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-

                          THE VALLEY FORGE FUND, INC.
        NOTES TO FINANCIAL STATEMENTS (Continued) - DECEMBER 31, 2002

 vestment company and distribute all of its taxable income. The Fund has com-plied to date with the provisions of the Internal Revenue Code applicable to investment companies and accordingly, no provision for Federal income taxes is required in the financial statements.

 Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

   2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES - Under the terms of the investment management agreement, Valley Forge Management Corp. ("the Manager") has agreed to provide the Fund investment management services and be respons-ible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performances of its services at an annual rate of 1% based on the average daily assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $75,170 was paid for the year ended December 31, 2002.

The Manager provided transfer agency, portfolio pricing, administration, ac-counting, financial reporting, tax accounting, and compliance services to the Fund at no charge for the year ended December 31, 2002. Mr. Bernard Klawans is sole owner, director and officer of the Manager and is President of the Fund.

  3. INVESTMENT TRANSACTIONS - Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2002 were $2,866,472 and $2,182.933, respectively. At December 31, 2002 net unrealized depreciation for Federal income tax purposes aggregated $2,205,664 of which $236,580 related to unrealized appreciation of securities and $2,442,244 related to unrealized depreciation of securities. The cost of investments at December 31, 2002 for Federal income tax purposes was $7,471,794, excluding short-term investments.

  4. CARRYOVERS - At December 31, 2002, the Fund had a net capital loss carry-forward of $163,89 which expires in 2010.

  5. CAPITAL SHARE TRANSACTIONS - As of December 31, 2002, there were 10,000,000 shares of $.001 per value capital stock authorized. The total par value and paid-in capital totaled $9,641,338. Transactions in capital stock were as follows for the years ended:

                                        December 31, 2002     December 31, 2001
                                        Shares     Amount     Shares     Amount
                                       -----------------    -------------------
Shares sold                            171,651 $1,364,418     19,923  $ 172,133
Shares issued in dividend reinvestment  21,335    152,760     33,361     266,27
Shares redeemed                        (71,247)  (557,355)   (43,665)  (346,520)
                                       _________________________________________
Net increase (decrease)                121,739    959,823      9,616  $  91,981
                                       =========================================

  5. DISTRIBUTIONS TO SHAREHOLDERS - On December 31, 2002, a distribution of $0.1721 per share was paid to shareholders of record on this same date from net investment income.

                            VALLEY FORGE FUND, INC.
                             FINANCIAL HIGHLIGHTS
       For a share of capital stock outstanding throughout the period


                                              For the Year Ended December 31
                                           2002    2001    2000    1999    1998
PER SHARE DATA:
Net Asset Value, Beginning of Year      $  7.98    7.00 $  7.83 $  8.32 $  8.96

Income from Investment Operations:
Net investment Income                      0.17    0.31    0.36    0.29    0.28
Net security realized & unrealized gains  (0.80)   0.99   (0.32)  (0.27)   0.06
                                        ________________________________________
Total from Investment Operations          (0.63)   1.30    0.04    0.02    0.34

Less Distributions                        (0.17)  (0.32)  (0.87)  (0.51)  (0.98)

Net Asset Value, End of Year            $  7.18 $  7.98 $  7.00 $  7.83 $  8.32

Total Return                             (7.89)%  18.57%   0.48%   0.27%   3.79%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                   1.24%   1.26%   1.40%   1.20%   1.30%
Net investment income                      2.30%   3.90%   4.30%   3.00%   3.20%

SUPPLEMENTAL DATA:
Net assets, end of year in thousands      $7,334 $ 7,182 $ 6,234 $ 7,286 $ 8,914
Portfolio turnover rate (%)               43.10%  75.45%  59.90%  71.10% 107.60%






























    The accompaning notes are an integral part of these financial statements

Item 2. Code of Ethics.

                                 CODE OF ETHICS

Pursuant to the requirements of Sections 406 and 407 of the Sarbanes-Oxley Act of 2002 the Vally Forge Fund, (the "Fund"), hereby adopts the following Code of Ethics that applies to the Fund's principal executive, financial and accounting officers or persons performing similar functions regardless of whether these individuals are employed by the Fund or a third party in order to prepare these written standards that are reasonably designed to deter wrongdoing and to promote:

a) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

b) Full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with, or submits to, the Securities & Exchange Commission and in all public communications;

c) Compliance with all applicable governmental laws, rules and regulations;

d) Prompt internal reporting of violations of the code, should any ever occur, to all principal officers of the Fund and all appropriate persons identified in the code; and

e) The principal executive officer of the Fund will be held accountable for adherence to the code as presented above.

Item 3. Audit Committee Financial Expert.
The Fund is small and has had a flawless financial record since inception 32 years ago. The current principal executive officer has prepared all financial documents ever issued by the Fund, and has been doing so since the Fund's in-ception. The current Fund auditor is Michael Baranowsky of Sanville & Company, whose reports and communications indicate total satisfacation with the reports he has received. Victor Belanger, Chief Operations Officer, Linearizer Technology Inc. in Robinxville NJ is an "independent" member of the Board of Directors of the Valley Forge Fund who has performed several independent audits of the Fund's finances in the past fifteen years. He always reported satisfac-tory findings to the Board of Directors. This 32 year record, plus having a qualified independent Auditor and Board member overseeing the Fund's finances is believed to be sufficient rational to preclude the need for an Audit Committee or Audit Committee Financial Expert to monitor future Fund finances unless the Fund should exceed 25 million in total assets.

Items 4-8. (Reserved)

Item 9. Controls and Procedures.
   Bernard B. Klawans is the president of the Fund. He handles all financial matters of the Fund and has provided excellent internal control procedures to produce accuracy and safety of all financial matters involving Fund operations. He is also president and owner of the Investment Adviser, the Valley Forge Management Corporation that provides the Function of Transfer Ageny "pro bono" to the Fund. He has provided the additional control of requiring the signatures of either the Chief Financial officer Sandra Texter or Ellen Klawans that holds no position in the Fund or Adviser as well as his on all checks issued by the Fund. Auditors have reviewed the Internal Control exercised by the Fund every year since it was installed as a filing requirement by the Securities & Exchange Commission and found it to be satisfactory for a small (less that 15 million dollars in total assets) fund.

Item 10. Exhibits.
   A. Code of Ethics.
      Filed under Item 2 Code of Ethics above



   B. Certification.